FIRST AMENDMENT TO
                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                          TRIAD SENIOR LIVING II, L.P.


         THIS FIRST AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP
("Amendment")  is  dated  effective  as of July 31,  2000,  by and  among  Triad
Partners II, Inc., a Texas corporation ("TP II"), as general partner (the "General Partner") and as a limited partner, and Capital Senior Living Properties, Inc., a Texas corporation ("Capital Senior Living" and, together with TP II, the "Limited Partners").

         WHEREAS, the parties hereto desire to amend that certain Agreement of Limited Partnership ("Partnership Agreement"), dated September 23, 1998, of Triad Senior Living II, L.P., a Texas limited partnership (the "Partnership").

         NOW THEREFORE, in consideration of the mutual covenants, conditions and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Partnership Agreement.

         2. Subordination Agreement Related Amendments to the Partnership Agreement. The amendments to the Partnership Agreement set forth in this Section 2 shall apply upon the occurrence of the conversion of the subordinated indebtedness as described in Section 8.1 of that certain Subordination Agreement, dated as of December 30, 1998, as subsequently amended or modified, by and between Key Corporate Capital, Inc. and Capital Senior Living (the "Subordination Agreement").

         (a) Definitions. The following definitions are hereby added to "Article I - Additional Definitions" of the Partnership Agreement:

         "Preferred Capital Contribution Account" means a memorandum account, which shall be maintained by the Partnership with respect to Capital Senior Living (or its successor in interest) for accounting purposes only, as determined as follows: (a) the initial balance of the account shall be zero; (b) the balance of such account shall be increased as of the date of the occurrence of the conversion pursuant to the terms of Section 8.1 of that certain Subordination Agreement by an amount equal to the sum of the principal amount of the subordinated indebtedness plus all unpaid and accrued interest thereon), by and between Key Corporate Capital, Inc., and Capital Senior Living; and (c) the balance of such account shall be decreased (but not below zero) as of each date that a distribution is made to Capital Senior Living pursuant to Section 8.2(b) and Section 10.4(e) by the amount of such distribution. If Capital Senior Living shall transfer its Partnership Interest, the transferee shall succeed to a proportionate part of the balance, if any, of the Preferred Capital Contribution Account.

         "Net Capital Transaction Proceeds" mean the proceeds from (a) any financing or refinancing of the Properties or any part thereof, and (b) any sale or disposition not in the ordinary course, taking or loss (including, but not limited to the proceeds from any eminent domain proceeding or conveyance in lieu thereof or from title insurance or casualty insurance, other than rental income insurance) of the Properties or any part thereof that in accordance with generally accepted accounting principles are considered capital in nature, less payment of all costs and other expenses related thereto, any amounts expended to repair or replace any part of the Properties taken or destroyed, any reserves and any loans, debts or other obligations of the Partnership.

         "Preferred Return" means at any date, for Capital Senior Living (or its successor in interest), an amount computed like interest equal to a cumulative annual return of 12%, compounded annually, on the average daily balance of the Preferred Capital Contribution Account, reduced (but not below zero) by the amount of distribution pursuant to Section 8.2(a) and Section 10.4(d) to Capital Senior Living. If Capital Senior Living shall transfer its Partnership Interest, the transferee shall succeed to a proportionate part of the balance, if any, of the Preferred Return.

         (b) Section 8.2. Section 8.2 of the Partnership Agreement is hereby amended in its entirety to read as follows:

"Section 8.2      Distributions of Net Cash Flow and Net Capital Transaction
Proceeds

         Except as otherwise agreed to by the Partnership in connection with the Mezzanine Loan, distributions of Net Cash Flow shall be made periodically but not less frequently than annually. Distributions of Net Capital Transaction
Proceeds (other than Net Capital Transaction Proceeds from transactions described in Section 10.4) shall be made promptly following the Partnership's receipt thereof. All such distributions shall be made in the following order or priority:

                  (a) First, to Capital Senior Living until there shall have been distributed to Capital Senior Living an amount equal to the unpaid Preferred Return.

                  (b) Second, to Capital Senior Living until there shall have been distributed to Capital Senior Living an amount equal to then existing balance in its Preferred Capital Contribution Account.

                  (c) Third, to the Partners in accordance with their Percentage Interests."

         (c) Section 10.4. Section 10.4 of the Partnership Agreement is hereby amended by inserting the following as new provisions "(d)" and "(e)" and by renumbering the current provisions (d) and (e) as "(f)" and "(g)", respectively:

                  "(d) To Capital Senior Living until there shall have been distributed to Capital Senior Living an amount equal to the Preferred Return; provided, however, that in no event  shall any  distribution  under this
                           Section 10.4(d) exceed the positive balance of Capital Senior Living's Capital Account.

                  (e) To Capital Senior Living until there shall have been distributed to Capital Senior Living an amount equal to then existing balance in its Preferred Capital Contribution Account; provided, however, that in no event shall any distribution under this Section 10.4(e) exceed the positive balance of Capital Senior Living's Capital Account."

         (d) Exhibit C. Exhibit C of the Partnership Agreement is hereby amended by adding the following definition:

                  "(dd) "Terminating Capital Transaction" means any transaction incurred in connection with or as part of the sale or other disposition of all or substantially all of the assets of the Partnership or termination and liquidation of the Partnership under Section 10.4 of the Agreement."

         (e) Exhibit C. Section 2.1(a) of Exhibit C of the Partnership Agreement is hereby amended in its entirety to read as follows:

                  "(a) shall be increased by the amount of money contributed by such Partner (or such Partner's predecessor in interest) to the Partnership (including, but not limited to, such Partner's Capital Contributions described in Article V of the

                           Agreement and upon the occurrence of the events described in Section 8.1 of the Subordination Agreement the sum of the principal amount of the subordinated indebtedness converted pursuant to
                           Section 8.1 thereof plus any accrued and unpaid interest thereon) and decreased by the amount of money distributed to such Partner (or such Partner's predecessor in interest);"

         (f) Exhibit C. Section 3.1(g) and (h) of Exhibit C of the Partnership Agreement are hereby amended in their entirety to read as follows:

         "(g) Any Adjusted Net Income realized by the Partnership for such year shall be allocated among the Partners as follows in the following order of priority:

                  (i) First: Adjusted Net Income shall be allocated to the General Partner until the cumulative Adjusted Net Income allocated under this Section 3.1(g)(i) for the current and prior years equals the aggregate amount of the Adjusted Net Loss allocated to the General Partner under Section 3.1(h) (v) for the current and prior years; and then

                  (ii) Second: To Capital Senior Living until the cumulative amount allocated under this Section 3.1(g)(ii) is equal to the sum of the cumulative Adjusted Net Loss allocated to Capital Senior Living for all prior years under Section 3.1(h)(iv) for the current and prior years; and then

                  (iii) Third: To Capital Senior Living until the cumulative allocated amount under this Section 3.1(g)(iii) for all prior years and the current year is equal to the sum of (A) the cumulative Preferred Return from the inception of the Partnership to the end of the applicable period plus (B) the cumulative Adjusted Net Loss allocated for all prior years under Section 3.1(h)(iii); and then

                  (iv) Fourth: To the Partners in proportion to and to the extent of the excess, if any, of their respective sum of (A) the cumulative Adjusted Net Loss allocated to the Partner under Section 3.1(h)(ii) for all prior years over (B) the cumulative Adjusted Net Income allocated to the Partner under this Section 3.1(g)(iv) for the current and prior years: and then

                  (v) Fifth: to the Partners in proportion to their respective Percentage Interests.



         (h) Any Adjusted Net Loss realized by the Partnership for such year shall be allocated among the Partners as follows and in the following order of priority:

                  (i) First: Adjusted Net Loss to the Partners, in proportion to and to the extent of the excess, if any, of (1) the cumulative Adjusted Net Income allocated to each Partner pursuant to Section 3.1(g)(v) for all prior years, over (2) the cumulative Adjusted Net Loss allocated to such Partner pursuant to this Section 3.1(h)(i) for all current and prior years; and then

                  (ii) Second: Adjusted Net Loss to the Partners, in proportion to and to the extent of their respective positive Section 704 Capital Account balances (reduced in the case of Capital Senior Living by the amount of its Preferred Capital Contribution Account and Preferred Return) until such balances are reduced to zero; and then

                  (iii) Third: Adjusted Net Loss to Capital Senior Living in an amount equal to the excess, if any, of the cumulative Adjusted Net Income allocated to Capital Senior Living pursuant to Section 3.1(g)(iii) for all prior years over the cumulative Adjusted Net Loss allocated to Capital Senior Living pursuant to this
                           Section 3.1(h)(iii) for the current and all prior years; and then

                  (iv) Fourth: Adjusted Net Loss to Capital Senior Living until its positive Section 704 Capital Account balance is reduced to zero; and then

                  (v)      Fifth: Adjusted Net Loss to the General Partner."


         (g) Exhibit C. Section 3.1(k)(iii) and (iv) of Exhibit C of the Partnership Agreement are hereby amended in their entirety to read as follows:

                  "(iii) Third: After all allocations under Section 3.1(k)(i) and (ii) but before any allocations under Section 3.1(k)(iv) through Section 3.1(k)(vi) and before any distributions under Section 10.4, Book Gain shall be allocated to Capital Senior Living until Capital Senior Living's positive Capital Account balance is equal to the sum of amounts distributable to Capital Senior Living pursuant to Section 10.4(d) without regard to the proviso thereof; and then

                  (iv) Fourth: After all allocations under Section 3.1(k)(i) through (iii) but before any allocations under
                           Section 3.1(k)(v) through Section 3.1(k)(vi) and before any distributions under Section 10.4, Book Gain shall be allocated to Capital Senior Living until Capital Senior Living's positive Capital Account balance is equal to the sum of amounts distributable to Capital Senior Living pursuant to
                           Section 10.4(d) and Section 10.4(e) without regard to the provisos thereof; and then

                  (v) Fifth: After all allocations under Section 3.1(k)(i) through Section 3.1(k)(iv) and after all distributions required under Section 10.4(a) through
                           (e)  but  before  any  distributions   under  Section
                           10.4(f) and Section 10.4(g), Book Gain shall be allocated to the Partners to the least extent necessary so as to cause their positive Capital Account balances to be in the same proportion to one another as are their respective Percentage Interests; and then

                  (vi) Sixth: After all allocations under Section 3.1(k)(i) through Section 3.1(k)(v) and after all distributions required under Section 10.4(a) through (f) but before any distributions under Section 10.4(g), Book Gain shall be allocated among the Partners in proportion to their respective Percentage Interests."

         (h) Exhibit C. Section 3.1(l)(i) and (ii) of Exhibit C of the Partnership Agreement are hereby amended in their entirety to read as follows:

                  "(i) First: Before any distributions under Section 10.4, Book Loss shall be allocated in the least amount necessary and to the extent possible so that the Partners' excess balances (as hereinafter defined) are as closely as possible in the same ratio to one another as their Percentage Interests, and then to all Partners in proportion to their excess balances until the excess balances are reduced to zero. Capital Senior Living's excess balance is defined as the amount, if any, by which its positive Capital Account balance exceeds the sum of the amounts distributable under Section 10.4(d) and Section 10.4
                           (e) disregarding the provisos of such sections, and any other Partner's excess balance shall be the positive balance, if any, of its Capital Account; and then

                  (ii) Second: Before any distributions under Section 10.4 and after the allocations under Section 3.1(l)(i), Book Loss shall be allocated to Capital Senior Living until its positive Capital Account balance is reduced to zero; and then

                  (iii) Third: All remaining Book Loss shall be allocated to the General Partner."


         3. Other Amendments to the Partnership Agreement. The amendments to the Partnership Agreement set forth in this Section 3 shall apply upon the effectiveness of this Amendment.

                  (a) Section 7.2. Section 7.2 of the Partnership Agreement is hereby amended by adding the following as new Section 7.2(c):

                  "(c) Notwithstanding anything in this Agreement to the contrary, the General Partner shall not have the right or power to make any commitment or engage in any undertaking on behalf of the Partnership in respect of any item set forth below unless and until such item has been approved in writing by all of the Limited Partners:

                           (i)      except for the construction loan of the
Partnership with Key Corporate Capital, Inc., pursuant to that certain Construction Line of Credit Agreement, dated December 30, 1998, as amended (which principal amount thereunder shall not be increased in any event), evidences of indebtedness to a Limited Partner, and the rights of Capital Senior Living to finance operating deficits at the Properties pursuant to the Management Agreement, all financing decisions with respect to any of the Properties;

                           (ii)     all amendments or modifications to the Loan
and the Note;

                           (iii)    all execution and subsequent amendments or
modifications of any management agreements or operating leases with respect to any of the Properties (except for any management agreement which has been approved by Lenders and to which Capital Senior Living is a party), except for commercial leases for resident services incidental to the operation of any Property (i.e., barber shop, beauty parlor), provided such commercial leases, in the aggregate, shall not generate more than 20% of the gross income of such Property; and

                           (iv)     all distributions to the Partners of funds
received by the Partnership from that certain equity reserve held by the Lenders.

         The Partners hereby consent to the assignment of these consent rights by any Limited Partner to Newman Financial Services, Inc., a Delaware corporation (with its successors and assigns, "Newman"), in connection with the loan by Newman (the "Mezzanine Loan") of funds to an affiliate of Capital Senior Living. The provisions of this Section 7.2(c) shall automatically terminate and be of no further force and effect upon the repayment of all obligations under the Mezzanine Loan, and upon the release of collateral pledged to Newman in accordance with the loan documents evidencing the Mezzanine Loan."

                  (b) Section 9.1 Section 9.1 of the Partnership Agreement is hereby amended by adding the following in the first sentence of Section 9.1 after the word "hereof" and prior to the first comma:

         "and pursuant to the terms of any acknowledgments and consents executed by the Partners in connection with the Mezzanine Loan"

                  (c) Section 9.1. Section 9.1 of the Partnership Agreement is hereby amended by adding the following to the end of Section 9.1.


                  "Notwithstanding anything in this Agreement to the contrary, the Partners acknowledge and consent to the assignment by Capital Senior Living of a security interest in its interests in the Partnership to Newman. The Partners further acknowledge and consent to the General Partner acting on the written instructions of Newman pursuant to the terms of any acknowledgments and consents executed by the Partners in connection with the Mezzanine Loan and the Partners agree to be bound by the terms of such acknowledgments and consents executed in accordance with the loan documents evidencing the Mezzanine Loan."

         4.       Miscellaneous.
                  -------------

         (a) Entire Agreement. This Amendment contains the entire agreement by and among the parties related to the subject matter hereof and supersedes any prior understandings and agreements among them respecting the subject hereof. THIS AMENDMENT SHALL BE CONSTRUED, ENFORCED AND GOVERNED IN CONFORMITY WITH THE LAWS OF THE STATE OF TEXAS, without giving effect to principles of conflicts of law, and whether in state or federal courts. This Amendment shall be binding upon the parties hereto, their successors, heirs, devisees, permitted assigns, legal representatives, executors and administrators but shall not be deemed for the benefit of creditors or any other Persons.

         (b) Counterparts. This Amendment may be executed in one or more counterparts and, notwithstanding that all of the parties did not execute the same counterpart, each of such counterparts shall, for all purposes, be deemed to be an original, and all of such counterparts shall constitute one and the same instrument binding on all of the parties hereto.

         (c) Separability. Each provision of this Amendment shall be considered separable and (i) if for any reason any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Amendment which are valid, and (ii) if for any reason any provision or provisions of this Amendment would subject the Limited Partners to any personal liability for the obligations of the Partnership under the laws of the State of Texas or any other laws, as the same may now or hereafter exist, such provision or provisions shall be deemed void and of no effect.

         (d) No Amendment. Except as amended herein, all terms and provisions of the Partnership Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        GENERAL PARTNER:

                                        Triad Partners II, Inc.,
                                        a Texas corporation

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        LIMITED PARTNERS:

                                        Triad Partners II, Inc.,
                                        a Texas corporation

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                         Capital Senior Living Properties, Inc.,
                                         a Texas corporation

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________